UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2013

Semi-Annual Repor t

Legg Mason

Batterymarch

Managed

Volatility Global

Dividend Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch Managed Volatility Global Dividend Fund for the period since the Fund’s inception on February 28, 2013 through March 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	III

Investment commentary

This Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on February 28, 2013 through March 31, 2013).

Economic review

The U.S. economy expanded over the period from the Fund’s inception on February 28, 2013 through March 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% in the fourth quarter of 2012. Economic growth then improved, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

Unemployment was elevated during the reporting period. As reported by the U.S. Department of Labor, unemployment was 7.7% in February 2013, prior to the beginning of the reporting period. Unemployment then fell to 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

While manufacturing activity was weak in many international developed countries, it continued to expand in the U.S. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the U.S. manufacturing sector in February 2013 was 54.2 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). February’s reading was the strongest since June 2011. The PMI then fell to 51.3 in March. However, 14 of 18 industries in the PMI grew during the month.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other..” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

IV	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v kept interest rates at 0.75% during the reporting period, a record low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market generated a strong return, as investor risk appetite was generally robust. All told, during the reporting period the S&P 500 Indexvi returned 3.75%. Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the reporting period, with the Russell 2000 Indexvii returning 4.62%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii, returned 3.86% and the Russell Midcap Indexix gained 4.25%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 3.86% and 3.98%, respectively, during the reporting period.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxii, posted a modest gain and lagged its U.S. counterpart during the reporting period, returning 0.82%. This underperformance was the result of a number of factors, including ongoing concerns regarding the European sovereign debt crisis. Emerging market equities were also impacted by the situation in Europe, as well as decelerating economic growth. All told, the MSCI Emerging Markets Indexxiii returned -1.72% during the reporting period.

Performance review

For the period since inception on February 28, 2013 through March 31, 2013, Class IS shares of Legg Mason Battery-march Managed Volatility Global Dividend Fund returned 5.10%. The Fund’s unmanaged benchmark, the MSCI All Country World Indexxiv, returned 1.83% for the same period. The Lipper Global Equity Income Funds Category Average1 returned 2.35% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the one-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 109 funds in the Fund’s Lipper category.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	V

Performance Snapshot as of March 31, 2013 (unaudited)
Since Fund Inception*
Legg Mason Batterymarch Managed Volatility Global Dividend Fund:
Class IS	5.10%
MSCI All Country World Index	1.83%
Lipper Global Equity Income Funds Category Average[1]	2.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is February 28, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2013, the gross total annual operating expense ratio for Class IS shares was 8.74%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.85% for Class IS shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the one-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 109 funds in the Fund’s Lipper category.

VI	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Investment commentary (cont’d)

paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2012 and held for the six months ended March 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class IS	5.10%	$1,000.00	$1,051.00	0.85%	$0.74	Class IS	5.00%	$1,000.00	$1,020.69	0.85%	$4.28

[1]	For the period February 28, 2013 (inception date) to March 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (31), then divided by 365.

[4]	For the six months ended March 31, 2013.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Common Stocks — 95.5%
Consumer Discretionary — 6.3%
Diversified Consumer Services — 0.7%
Benesse Holdings Inc.	400	$16,997
Hotels, Restaurants & Leisure — 1.6%
McDonald’s Corp.	219	21,832
Oriental Land Co., Ltd.	100	16,359
Total Hotels, Restaurants & Leisure		38,191
Household Durables — 0.6%
Rinnai Corp.	200	14,214
Media — 0.9%
Jupiter Telecommunications Co., Ltd.	17	22,267
Specialty Retail — 1.6%
Nitori Holdings Co., Ltd.	250	19,254
TJX Cos. Inc.	184	8,602
USS Co., Ltd.	110	12,620
Total Specialty Retail		40,476
Textiles, Apparel & Luxury Goods — 0.9%
Yue Yuen Industrial Holdings Ltd.	6,500	21,227
Total Consumer Discretionary		153,372
Consumer Staples — 27.6%
Food & Staples Retailing — 9.4%
FamilyMart Co., Ltd.	540	24,638
Flowers Foods Inc.	956	31,491
Koninklijke Ahold NV	1,807	27,691
Kroger Co.	703	23,297
Lawson Inc.	300	23,010
Metro Inc., Class A Shares	405	25,376
Wal-Mart Stores Inc.	306	22,898
Walgreen Co.	585	27,893
William Morrison Supermarkets PLC	4,951	20,778
Total Food & Staples Retailing		227,072
Food Products — 10.1%
Campbell Soup Co.	613	27,806
General Mills Inc.	511	25,198
H.J. Heinz Co.	74	5,348
Hormel Foods Corp.	741	30,618
J.M. Smucker Co.	240	23,798
Kellogg Co.	397	25,579

See Notes to Financial Statements.

4	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Food Products — continued
Kraft Foods Group Inc.	400	$20,612
McCormick & Co. Inc., Non Voting Shares	149	10,959
Nestle SA, Registered Shares	348	25,166
Nissin Food Products Co., Ltd.	500	22,919
Yamazaki Baking Co., Ltd.	2,000	26,345
Total Food Products		244,348
Household Products — 5.1%
Church & Dwight Co. Inc.	373	24,107
Clorox Co.	287	25,408
Colgate-Palmolive Co.	202	23,842
Kimberly-Clark Corp.	251	24,593
Procter & Gamble Co.	320	24,659
Total Household Products		122,609
Tobacco — 3.0%
Imperial Tobacco Group PLC	190	6,637
Japan Tobacco Inc.	700	22,346
Lorillard Inc.	580	23,403
Reynolds American Inc.	476	21,177
Total Tobacco		73,563
Total Consumer Staples		667,592
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Kinder Morgan Inc.	616	23,827
Natural Resource Partners LP	720	16,848
Total Energy		40,675
Financials — 12.5%
Commercial Banks — 0.4%
China Minsheng Banking Corp. Ltd., Class H Shares	6,602	8,437
Diversified Financial Services — 1.1%
First Pacific Co., Ltd.	19,829	26,873
Insurance — 5.0%
Allied World Assurance Co. Holdings AG	264	24,478
Aspen Insurance Holdings Ltd.	400	15,432
Hiscox Ltd.	1,482	12,385
Talanx AG	740	22,344	*
Validus Holdings Ltd.	520	19,432
W.R. Berkley Corp.	600	26,622
Total Insurance		120,693

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	5

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 4.3%
American Capital Agency Corp.	620	$20,324
Annaly Capital Management Inc.	870	13,824
Hatteras Financial Corp.	693	19,009
Link REIT	4,192	22,897
MFA Financial Inc.	1,948	18,155
Silver Bay Realty Trust Corp.	37	762
Two Harbors Investment Corp.	751	9,470
Total Real Estate Investment Trusts (REITs)		104,441
Real Estate Management & Development — 1.7%
Daito Trust Construction Co., Ltd.	200	17,125
Swiss Prime Site AG, Registered Shares	300	24,286	*
Total Real Estate Management & Development		41,411
Total Financials		301,855
Health Care — 11.4%
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	671	23,700
Becton, Dickinson & Co.	268	25,623
Total Health Care Equipment & Supplies		49,323
Health Care Providers & Services — 1.6%
Miraca Holdings Inc.	500	23,955
Suzuken Co., Ltd.	400	14,468
Total Health Care Providers & Services		38,423
Pharmaceuticals — 7.8%
AbbVie Inc.	321	13,090
Eisai Co., Ltd.	400	17,868
Johnson & Johnson	240	19,567
Mitsubishi Tanabe Pharma Corp.	1,500	22,946
Novartis AG, Registered Shares	381	27,071
Otsuka Holdings KK	600	20,811
Roche Holding AG	101	23,513
Santen Pharmaceutical Co., Ltd.	500	23,132
Teva Pharmaceutical Industries Ltd., ADR	518	20,554
Total Pharmaceuticals		188,552
Total Health Care		276,298
Industrials — 4.7%
Aerospace & Defense — 1.7%
Lockheed Martin Corp.	228	22,006
Raytheon Co.	340	19,989
Total Aerospace & Defense		41,995

See Notes to Financial Statements.

6	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Industrial Conglomerates — 1.1%
Jardine Matheson Holdings Ltd.	400	$26,040
Professional Services — 0.9%
Dun & Bradstreet Corp.	269	22,502
Road & Rail — 1.0%
West Japan Railway Co.	500	24,008
Total Industrials		114,545
Information Technology — 1.0%
Software — 1.0%
Broadridge Financial Solutions Inc.	990	24,592
Telecommunication Services — 13.9%
Diversified Telecommunication Services — 9.0%
AT&T Inc.	650	23,849
BCE Inc.	506	23,640
Bezeq Israeli Telecommunication Corp. Ltd.	17,548	24,314
CenturyLink Inc.	660	23,186
Chunghwa Telecom Co., Ltd., ADR	656	20,402
Frontier Communications Corp.	2,300	9,154
Nippon Telegraph & Telephone Corp.	500	21,777
PCCW Ltd.	51,485	23,744
Swisscom AG, Registered Shares	54	24,983
Verizon Communications Inc.	472	23,199
Total Diversified Telecommunication Services		218,248
Wireless Telecommunication Services — 4.9%
China Mobile Ltd.	1,949	20,626
NTT DoCoMo Inc.	15	22,245
Rogers Communications Inc., Class B Shares	500	25,540
StarHub Ltd.	7,000	24,549
Vodafone Group PLC	8,500	24,100
Total Wireless Telecommunication Services		117,060
Total Telecommunication Services		335,308
Utilities — 16.4%
Electric Utilities — 6.9%
Cheung Kong Infrastructure Holdings Ltd.	3,557	24,378
CLP Holdings Ltd.	2,433	21,313
Duke Energy Corp.	257	18,656
Hokuriku Electric Power Co.	2,000	24,624
Power Assets Holdings Ltd.	2,843	26,791
PPL Corp.	351	10,990

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	7

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Electric Utilities — continued
Southern Co.	437	$20,504
Spark Infrastructure Group	11,942	20,639	(a)
Total Electric Utilities		167,895
Gas Utilities — 2.9%
Osaka Gas Co., Ltd.	5,000	21,831
Toho Gas Co., Ltd.	4,000	25,410
Tokyo Gas Co., Ltd.	4,000	21,586
Total Gas Utilities		68,827
Independent Power Producers & Energy Traders — 0.6%
Tractebel Energia SA	900	15,472
Multi-Utilities — 5.0%
CMS Energy Corp.	865	24,168
Consolidated Edison Inc.	335	20,445
DTE Energy Co.	128	8,748
PG&E Corp.	457	20,350
Wisconsin Energy Corp.	576	24,705
Xcel Energy Inc.	719	21,354
Total Multi-Utilities		119,770
Water Utilities — 1.0%
American Water Works Co. Inc.	569	23,579
Total Utilities		395,543
Total Common Stocks (Cost — $2,016,181)		2,309,780

	Shares/ Units
Master Limited Partnerships — 3.4%
Liquids Transportation & Storage — 2.0%
Buckeye Partners LP	386	23,608
Plains All American Pipeline LP	430	24,286
Total Liquids Transportation & Storage		47,894
Natural Gas Transportation & Storage — 1.4%
Boardwalk Pipeline Partners LP	860	25,207
TC Pipelines LP	200	9,698
Total Natural Gas Transportation & Storage		34,905
Total Master Limited Partnerships (Cost — $76,418)		82,799
Total Investments before Short-Term Investments (Cost — $2,092,599)		2,392,579

See Notes to Financial Statements.

8	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
Interest in $925,000,000 joint tri-party repurchase agreement dated 3/28/13 with RBS Securities Inc.; Proceeds at maturity — $2,000; (Fully collateralized by various U.S. government agency obligations, 0.450% to 5.250% due 12/27/13 to 12/28/26; Market value — $2,040) (Cost — $2,000)	0.200%	4/1/13	$2,000	$2,000
Total Investments — 99.0% (Cost — $2,094,599#)				2,394,579
Other Assets in Excess of Liabilities — 1.0%				24,579
Total Net Assets — 100.0%				$2,419,158

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Summary of Investments by Country**
United States	48.0%
Japan	21.8
Hong Kong	8.9
Switzerland	6.2
Canada	3.1
United Kingdom	2.7
Israel	1.9
Bermuda	1.5
Netherlands	1.2
Singapore	1.0
Germany	0.9
Australia	0.9
Taiwan	0.8
Brazil	0.6
China	0.4
Short-Term Investments	0.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2013 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

March 31, 2013

Assets:
Investments, at value (Cost — $2,094,599)	$2,394,579
Foreign currency, at value (Cost — $307)	307
Receivable from investment manager	45,571
Dividends receivable	10,248
Prepaid expenses	6,296
Total Assets	2,457,001

Liabilities:
Due to custodian	27,428
Trustees’ fees payable	13
Accrued expenses	10,402
Total Liabilities	37,843
Total Net Assets	$2,419,158

Net Assets:
Par value (Note 5)	$2
Paid-in capital in excess of par value	2,093,919
Undistributed net investment income	10,327
Accumulated net realized gain on investments and foreign currency transactions	14,912
Net unrealized appreciation on investments and foreign currencies	299,998
Total Net Assets	$2,419,158

Shares Outstanding:
Class IS	230,104

Net Asset Value:
Class IS	$10.51

See Notes to Financial Statements.

10	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Period Ended March 31, 2013†

Investment Income:
Dividends	$12,575
Interest	1
Less: Foreign taxes withheld	(553)
Total Investment Income	12,023

Expenses:
Organization expenses	28,500
Offering costs	7,814
Audit and tax	5,809
Shareholder reports	1,593
Fund accounting fees	1,460
Legal fees	1,376
Investment management fee (Note 2)	1,297
Custody fees	321
Transfer agent fees	295
Trustees’ fees	13
Miscellaneous expenses	85
Total Expenses	48,563
Less: Fee waivers and/or expense reimbursements (Note 2)	(46,867)
Net Expenses	1,696
Net Investment Income	10,327

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	14,984
Foreign currency transactions	(72)
Net Realized Gain	14,912
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	299,980
Foreign currencies	18
Change in Net Unrealized Appreciation (Depreciation)	299,998
Net Gain on Investments and Foreign Currency Transactions	314,910
Increase in Net Assets from Operations	$325,237

†	For the period February 28, 2013 (inception date) to March 31, 2013.

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	11

Statement of changes in net assets

For the Period Ended March 31, 2013 (unaudited)	2013†

Operations:
Net investment income	$10,327
Net realized gain	14,912
Change in net unrealized appreciation (depreciation)	299,998
Increase in Net Assets From Operations	325,237

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	2,093,921
Increase in Net Assets From Fund Share Transactions	2,093,921
Increase in Net Assets	2,419,158

Net Assets:
Beginning of period	—
End of period*	$2,419,158
* Includes undistributed net investment income of:	$10,327

†	For the period February 28, 2013 (inception date) to March 31, 2013.

See Notes to Financial Statements.

12	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.04
Net realized and unrealized gain	0.47
Total income from operations	0.51

Net asset value, end of period	$10.51
Total return[3]	5.10%

Net assets, end of period (000s)	$2,419

Ratios to average net assets:
Gross expenses[4]	24.35%
Net expenses[4,5,6,7]	0.85
Net investment income[4]	5.18

Portfolio turnover rate	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2013 (inception date) to March 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch Managed Volatility Global Dividend Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

14	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	15

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$2,309,780	—	—	$2,309,780
Master limited partnerships	82,799	—	—	82,799
Total long-term investments	$2,392,579	—	—	$2,392,579
Short-term investments†	—	$2,000	—	2,000
Total investments	$2,392,579	$2,000	—	$2,394,579

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or

16	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	17

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

18	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the period ended March 31, 2013, fees waived and/or expenses reimbursed amounted to $46,867.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of March 31, 2013, Legg Mason and its affiliates owned 100% of the Fund.

3. Investments

During the period ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$91,162
Sales	82,458

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Semi-Annual Report	19

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$310,830
Gross unrealized depreciation	(10,850)
Net unrealized appreciation	$299,980

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended March 31, 2013, the Fund did not invest in any derivative instruments.

5. Shares of beneficial interest

At March 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the class were as follows:

Period Ended March 31, 2013†
Class IS
Shares sold	230,104
Shares issued on reinvestment	—
Shares repurchased	—
Net increase	230,104

†	For the period February 28, 2013 (inception date) to March 31, 2013.

20	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Board approval of management and subadvisory agreements (unaudited)

At meetings of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Batterymarch Financial Management, Inc. (“Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	21

Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own expanded compliance programs and the compliance program to be implemented for the Fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered the Manager’s and Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board also referred to information regarding the fees the Manager and Batterymarch charged any of their respective U.S. clients investing primarily in an asset class similar to that proposed for the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The

22	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager provided information which described the significant differences in the scope of services provided to investment companies, such as the Fund, and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s proposed distribution arrangements, including how amounts to be received by the Fund’s distributor would be expended, and the estimated fees to be received and estimated expenses to be incurred in connection with such arrangements by affiliates of the Manager. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of comparable funds, which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds. The Board also noted that the Manager had contractually agreed to waive fees and/or reimburse the Fund’s expenses if such expenses exceed certain amounts and that such arrangement would continue until December 31, 2014.

Economies of scale

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Batterymarch

Managed Volatility Global

Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Managed Volatility Global Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015517 5/13 SR13-1920

ITEM 2.	CODE OF ETHICS.

Not applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Office
Legg Mason Partners Equity Trust

Date: May 24, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date: May 24, 2013